SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 8, 1999

                                   ----------


                          GT INTERACTIVE SOFTWARE CORP.
             (Exact name of registrant as specified in its charter)




            Delaware                        0-27338              13-3689915
(State or other jurisdiction of    (Commission file number)   (I.R.S. employer
 incorporation or organization)                              identification no.)



     417 Fifth Avenue, New York, NY                                 10016
(Address of principal executive offices)                         (Zip code)




       Registrant's telephone number, including area code: (212) 726-6500

Item 5.  Other Events

         On April 8, 1999, the Registrant issued the press release attached hereto as Exhibit 99.1.


Item 7. Exhibits

99.1    Press Release dated April 8, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              GT INTERACTIVE SOFTWARE CORP.


Date:    April 9, 1999                        By:   /s/ DAVID CHEMEROW
                                                  -----------------------------
                                              Name:  David Chemerow
                                              Title: President and Chief
                                                     Operating Officer